UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): September 22, 2008
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index to Current Report on Form 8-K
Ex-99.1 Press Release of Molecular Insight Pharmaceuticals, Inc., dated September 22, 2008
Ex-99.2 Press Release of Molecular Insight Pharmaceuticals, Inc., dated September 22, 2008

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers.
     On September 22, 2008, the Board of Directors of Molecular Insight Pharmaceuticals, Inc. (the “Company”) approved an increase to the size of its Board of Directors from seven (7) to eleven (11) members, creating four vacancies in total, with two vacancies in Class I, one in Class II, and one in Class III. The Board also appointed the following new directors to fill the newly created vacancies, effective September 22, 2008:
Class I directors: Yvonne Greenstreet and Anthony Francis Martin
Class II director: David R. Epstein
Class III director: Joseph M. Limber
The new directors were not elected to serve on any of the committees of the Company’s Board of Directors at this time. A copy of the Company’s press release announcing the appointment of four new directors is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     David R. Epstein currently is President and Chief Executive Officer of Novartis Oncology, a business unit of Novartis AG. The Company and Novartis Pharma AG entered into a license agreement, dated November 3, 2006, as amended, under which the Company licensed from Novartis one of the Company’s lead radiotherapeutic product candidates. A copy of the license agreement was previously filed by the Company with the Securities and Exchange Commission as an exhibit to the Registration Statement on Form S-1 which was originally filed on November 8, 2005, as amended, and was declared effective by the Securities and Exchange Commission on February 1, 2007.
     In connection with their election to the Board, each of four new directors received an automatic grant under the Company’s Amended and Restated 2006 Equity Incentive Plan of an option to purchase 25,000 shares of the Company’s common stock. The option vests in full on September 22, 2009 and expires on September 22, 2018.
Item 8.01. Other Events.
     On September 22, 2008, the Company issued a press release announcing that Mr. David Barlow, its Chairman and Chief Executive Officer, will present at the upcoming UBS Global Life Sciences Conference on Wednesday, September 24, 2008.
     The description of the press release set forth herein does not purport to be complete and is qualified in its entity by reference to the full text of the press release attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is furnished pursuant to Items 5.02 and 8.01:
99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., dated September 22, 2008, announcing addition of four healthcare industry experts to Board of Directors.
99.2	Press Relase of Molecular Insight Pharmaceuticals, Inc. dated September 22, 2008, announcing presentation at UBS Global Life Science Conference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 22nd day of September, 2008.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ David S. Barlow
	Name:	David S. Barlow
	Title:	Chairman of the Board and Chief Executive Officer

Exhibit Index to Current Report on Form 8-K

Exhibit
Number	Exhibit Description

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., dated September 22, 2008, announcing addition of four healthcare industry experts to Board of Directors
99.2	Press Release of Molecular Insight Pharmaceuticals, Inc., dated September 22, 2008, announcing presentation at UBS Global Life Science Conference

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